FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that you would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by Deloitte & Touche LLP, whose report, along with the Fund's financial statements, is included in the annual report, which is available upon request.


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Gold Fund

                                                                         For the Years Ended June 30,
                                                      1999         1998           1997            1996           1995
Net Asset Value-Beginning of Year               $     4.66     $     7.02      $     9.93     $     9.89      $    9.52
  Income from Investment Operations:
    Net Investment Loss                              (0.05)         (0.05)          (0.08)         (0.06)         (0.05)
    Net Realized and Unrealized Gain
      (Loss) on Securities                           (0.61)         (2.31)          (2.83)          0.10           0.42
      Total from Investment Operations               (0.66)         (2.36)          (2.91)          0.04           0.37
  Total Distributions to Shareholders                    -              -               -              -              -
  Net Asset Value-End of Year                   $     4.00     $     4.66      $     7.02     $     9.93      $    9.89

Total Investment Return                             (14.16)%       (33.62)%        (29.31)%         0.40%          3.89%

Ratios and Supplemental Data:
  Net Assets-End of Year
     (in thousands)                             $    1,394     $    2,187      $    3,409     $    6,122       $  6,796
  Ratio of Expenses to Average Net Assets             1.70 %         1.70 %          1.70 %         1.70 %         1.70 %
  Ratio of Net Loss to Average Net Assets            (0.96)%        (0.74)%         (0.76)%        (0.59)%        (0.51)%
  Portfolio Turnover Rate                                -          56.49 %        108.47%         59.06 %        51.23 %

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